UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22722 29th Drive SE, Suite 100 Bothell, WA		98021
1040 West Georgia, Suite 1030 Vancouver, B.C., Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2026, following the Annual Meeting of Stockholders (the “Annual Meeting”) of Achieve Life Sciences, Inc. (the “Company”) held on July 2, 2026, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Company’s third amended certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to amend the Certificate of Incorporation as contemplated in Proposal 4 (as described in Item 5.07 below). That description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The Certificate of Amendment was approved by the Company’s board of directors earlier this year and by the Company’s stockholders at the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting and the certified voting results.

(1)
Election of nine directors to serve until the Company’s next annual meeting or until the directors’ successors are duly elected and qualified:

	For	Withhold	Broker Non-Votes
Jeffrey Farrow	46,282,223	2,026,985	20,641,395
Andrew D. Goldberg	48,062,586	246,622	20,641,395
Lucian Iancovici	48,072,624	236,584	20,641,395
Chris Martin	48,124,855	184,353	20,641,395
Nancy R. Phelan	46,287,800	2,021,408	20,641,395
Aaron Royston	48,077,240	231,968	20,641,395
Thomas Sellig	47,665,074	644,134	20,641,395
Richard Stewart	47,549,760	759,448	20,641,395
Reid Waldman	48,085,775	223,433	20,641,395

Pursuant to the foregoing votes, the nominees listed above were elected to serve on the Company’s board of directors.

(2)
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-votes
68,612,907	198,133	139,563	—

Pursuant to the foregoing vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

(3)
Approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers:

For	Against	Abstain	Broker Non-votes
46,351,648	610,744	1,346,816	20,641,395

Pursuant to the foregoing non-binding advisory vote, the compensation paid by the Company to its named executive officers was approved.

(4)
Approval of the Certificate of Amendment to the Certificate of Incorporation to increase the number of the Company's authorized shares of common stock from 150,000,000 shares to 300,000,000 shares:

For	Against	Abstain	Broker Non-votes
64,765,256	3,418,706	766,641	—

Pursuant to the foregoing vote, the Certificate of Amendment was approved.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, filed July 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: July 6, 2026	/s/ Mark Oki
Mark Oki Chief Financial Officer (Principal Financial Officer)